Exhibit 10.1

AMENDMENT NO. 1 TO THIRD AMENDED AND RESTATED

SENIOR SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”) dated as of March 11, 2022, by and among FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC., a Delaware corporation (the “Borrower”), ING CAPITAL LLC, as administrative agent for the Lenders (as defined below) under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”), the several banks and other financial institutions or entities party hereto as lenders and solely for purposes of Section 2.9, the entities identified as Subsidiary Guarantors on the signature pages hereto (the “Subsidiary Guarantors”, and together with the Borrower, the “Obligors”), is made with respect to the Third Amended and Restated Senior Secured Revolving Credit Agreement, dated as of October 16, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”) and the Administrative Agent. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement in order to, among other things, extend the Revolver Termination Date and the Maturity Date, and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment; and

WHEREAS, in addition to the amendments described above, the Borrower wishes to increase the commitments of certain Lenders under the Credit Agreement each identified on the signature pages hereto as an “Increasing Lender” (each, an “Increasing Lender” and such increase, the “Commitment Increase”);

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENTS TO CREDIT AGREEMENT

1.1.     Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth below, the Credit Agreement (including Schedules 1.01(a) through (d) thereto) is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underline text) as set forth in the Credit Agreement attached hereto as Exhibit A.

1.2.     Effective as of the Amendment No. 1 Effective Date, and subject to the terms and conditions set forth below, Exhibit D to the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underline text) as set forth in the Exhibits attached hereto as Exhibit B.

SECTION II MISCELLANEOUS

2.1.      Conditions to Effectiveness of Amendment. This Amendment shall become effective on and as of the date (the “Amendment No. 1 Effective Date”) on which the following conditions precedent are satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement):

(a)    Documents. The Administrative Agent shall have received each of the following documents:

(1)    Executed Counterparts. From each party hereto either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(2)    Opinion of Counsel to the Borrower. A favorable written customary opinion (addressed to the Administrative Agent and the Lenders and dated the date hereof) of Foley & Lardner LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(3)    Corporate Documents. (i) A certificate of the secretary, assistant secretary or other authorized representative of each Obligor, dated the date hereof, certifying that attached thereto are (w) true and complete copies of the organizational documents of each Obligor certified as of a recent date by the appropriate governmental official, (x) signature and incumbency certificates of the officers of such Person executing the Loan Documents to which it is a party, (y) true and complete resolutions of the Board of Directors (or the applicable equivalent) of each Obligor approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the date hereof and, in the case of the Borrower, authorizing the borrowings hereunder, and that such resolutions are in full force and effect without modification or amendment and (z) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Obligors, and the authorization of the transactions contemplated by this Amendment, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel and (ii) to the extent such concept exists in the relevant jurisdiction, a good standing certificate (or the applicable equivalent) from the applicable Governmental Authority of each Obligor’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the date hereof.

(4)    Officer’s Certificate. A certificate, dated the date hereof and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Section 2.2(c) of this Amendment and Sections 4.02 (a), (b), (c) and (d) of the Credit Agreement.

(5)    Solvency Certificate. A solvency certificate of a Financial Officer of the Borrower dated as of the date hereof and addressed to the Administrative Agent and the Lenders, and in form, scope and substance reasonably satisfactory to Administrative Agent, with appropriate attachments, if any, and demonstrating that both before and after giving effect to the transactions contemplated by this Amendment, (1) the Borrower will be Solvent on an unconsolidated basis and (2) each Subsidiary Guarantor will be Solvent on a consolidated basis with the other Obligors.

(b)    Default. No Default or Event of Default shall have occurred and be continuing, nor any default or event of default that permits (or which upon notice, lapse of time or both, would permit) the acceleration of any Material Indebtedness, immediately before and after giving effect to this Amendment, including any incurrence of Indebtedness hereunder and the use of the proceeds hereof at such time.

(c)    USA PATRIOT Act. The Administrative Agent and each Lender shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, as reasonably requested by the Administrative Agent or such Lender.

(d)    Fees and Expenses. The Borrower shall have paid in full to the Administrative Agent and the Lenders all amendment closing fees payable to the Lenders in connection with the Amendment and, to the extent invoiced at least one (1) Business Day prior to the Amendment No. 1 Effective Date, all other reasonable, documented and out-of-pocket fees and expenses related to this Amendment and the Credit Agreement owing, incurred and payable on or prior to the Amendment No. 1 Effective Date due to any Lender on the Amendment No. 1 Effective Date.

(e)    Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance reasonably satisfactory to the Administrative Agent.

The contemporaneous exchange and release of executed signature pages by each of the Persons contemplated to be a party hereto shall render this Amendment signed and dated as of such date. The Administrative Agent shall notify the parties hereto of the Amendment No. 1 Effective Date on such date, and such notice shall be conclusive and binding.

2.2.     Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the date hereof and immediately after giving effect to this Amendment:

(a)     This Amendment has been duly authorized, executed and delivered by each Obligor, and constitutes a legal, valid and binding obligation of each Obligor enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)    The execution, delivery and performance by each Obligor of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within each Obligor’s corporate or limited liability company, as applicable, powers, (ii) do not require any consent or approval of registration or filing with, or any other action by, any Governmental Authority, except for (x) such as have been or will be obtained or made and are in full force and effect and (y) filings and recordings in respect of the Liens created pursuant to the Security Documents, (iii) will not violate any applicable law or regulation or the charters, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority (including the Investment Company Act and the rules, regulations and orders issued by the SEC thereunder), (iv) will not violate or result in a default in any material respect under any indenture or other material agreement or instrument binding upon the Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (v) except for Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

(c)    The representations and warranties set forth in Article III of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the date hereof or as to any such representations and warranties that refer to a specific date, as of such specific date.

(d)    No Default or Event of Default has occurred or is continuing.

2.3.     Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

2.4.     Payment of Expenses. The Borrower agrees to pay and reimburse, pursuant to Section 9.03 of the Credit Agreement, as amended by this Amendment, the Administrative Agent for all of its reasonable, documented and out-of-pocket costs and expenses incurred in connection with this Amendment.

2.5.     Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

2.6.     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

2.7.     Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement, as amended by this Amendment, are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

2.8.     Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or any Obligor under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

2.9.     Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, each Obligor hereby to the extent applicable as of the date hereof and on the Amendment No. 1 Effective Date (i) consents to this Amendment and the transactions (including the Commitment Increase) contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) confirms its guarantee (solely in the case of each Subsidiary Guarantor) and affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such guarantee and/or grant, as applicable, is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

2.10.     Increasing Lenders; Adjustments Upon Effectiveness. On the Amendment No. 1 Effective Date,

(a)    the Commitment of each Increasing Lender shall be increased such that the Commitment of such Increasing Lender shall be the amount set forth opposite such Increasing Lender’s name on Schedule 1.01(b) of the Credit Agreement (as amended hereby), and such increased Commitments shall constitute additional “Commitments” for all purposes under the Credit Agreement (as amended hereby) and the other Loan Documents;

(b)    the Borrower shall (i) prepay the outstanding Loans (if any) in full, (ii) simultaneously borrow new Loans hereunder in an amount and Class equal to such prepayment; provided that with respect to subclauses (i) and (ii), (x) the prepayment to, and borrowing from, any Lender shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender will be subsequently borrowed from such Lender and (y) the Lenders, including the Increasing Lenders, shall make and receive payments among themselves or to the Administrative Agent, in each case in a manner acceptable to the Administrative Agent, so that, after giving effect thereto, the Loans of each Class are held ratably by the Lenders of such Class in accordance with the respective Commitments of such Lenders of such Class (after giving effect to the Commitment Increase) and (iii) pay to the Lenders the amounts, if any, payable under Section 2.14 of the Credit Agreement (as amended hereby) as a result of any such prepayment; and

(c)    concurrently with commitment adjustments referenced in clauses (a) and (b) above, the Lenders with Multicurrency Commitments shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit so that such interests are held ratably in accordance with their respective Commitments (immediately after giving effect to the commitment terminations, the commitment decreases and the commitment increases, if any, referenced in clause (a)).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC., as Borrower

By:	/s/ Sabrina Rusnak-Carlson
Name:	Sabrina Rusnak-Carlson
Title:	General Counsel and Secretary

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

FIRST EAGLE ALTERNATIVE CAPITAL HOLDINGS, INC., as a Subsidiary Guarantor (and solely with respect to Section 2.9 of this Amendment)

By:	/s/ Sabrina Rusnak-Carlson
Name:	Sabrina Rusnak-Carlson
Title:	General Counsel and Secretary

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

ING CAPITAL LLC, as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name:	Patrick Frisch
Title:	Managing Director

By:	/s/ Dina Kook
Name:	Dina Kook
Title:	Director

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

FIRST-CITIZENS BANK & TRUST COMPANY (SUCCESSOR BY MERGER TO CIT BANK, N.A.), as a Lender

By:	/s/ Zachary Schwartz
Name:	Zachary Schwartz
Title:	VP

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

CITY NATIONAL BANK, as an Increasing Lender

By:	/s/ David Knoblauch
Name:	David Knoblauch
Title:	SVP

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

CUSTOMERS BANK, as an Increasing Lender

By:	/s/ Lyle P. Cunningham
Name:	Lyle P. Cunningham
Title:	Executive Vice President

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]

WINTRUST BANK, N.A., as an Increasing Lender

By:	/s/ Rob Dmowski
Name:	Rob Dmowski
Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Revolving Credit Agreement]